Exhibit 32.2

CERTIFICATION PURSUANT TO
U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Action Performance Companies, Inc. (the Company) for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David M. Riddiford, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Riddiford

David M. Riddiford Chief Financial Officer May 10, 2005

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